CONSENT AND AMENDMENT

         THIS CONSENT AND AMENDMENT is made as of July 2, 1996 (this "Agreement"), between NATIONAL FINANCIAL AUTO FUNDING TRUST, a Delaware business trust ("NAFCO"), NATIONAL AUTO FINANCE COMPANY L.P., a Delaware limited partnership ("National Auto"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("FUNB") and BANKERS TRUST COMPANY, as Trustee of National Financial Auto Receivables Master Trust (the "Trustee"), pursuant to Section 13.01(b) of the Pooling and Administration Agreement, dated as of December 8, 1994, among NAFCO, National Auto and the Trustee, as supplemented by the Series 1994-R, class B Supplement, and amended October 5, 1995 and January 11, 1996 (as so supplemented and amended, the "Pooling Agreement").

         In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Class B Certificateholders to the extent provided herein:

                  1. The definition of "Distribution Date" set forth in Appendix A to the Pooling Agreement is hereby amended to read as follows:

                  "Distribution Date" means the 21st day of each calendar month or, if any such day is not a Business Day, the next succeeding Business Day.

                  2. The definition of "Eligible Pool Balance" set forth in Appendix A to the Pooling Agreement is hereby amended to read as follows:

                  "Eligible Pool Balance" shall mean, as of any date of determination, the Pool Balance less the aggregate unpaid principal balance of all Receivables that are greater than 90 days past due.

                  3. The definition of "Liquidated Receivable" set forth in Appendix A to the Pooling Agreement is hereby amended to read as follows:

                  "Liquidated Receivable" means, as of any date of determination, a Receivable (i) which, in the case of any Receivable other than a Bankruptcy Receivable, is greater than 120 days past due and, in the case of a Bankruptcy Receivable, is greater than 210 days past due, (ii) as to which the Administrator has determined, in accordance with the Credit and Collection Policy, that all Recoveries in respect of such Receivable have been received or (iii) with respect to which the related Financed Vehicle has been repossessed and disposed of.

                  4. Appendix A to the Pooling Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

                  "Bankruptcy Receivable" means, as of any date of determination, any Receivable that (i) is greater than 120 days past

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         due, (ii) with respect to which the related Financed Vehicle has not been repossessed and liquidated and (iii) the related Obligor of which is, or has been during the preceding 120 days, the subject of a bankruptcy proceeding.

                  5. The definition of "Net Loss Rate" set forth in Appendix A to the Pooling Agreement is hereby amended by (i) inserting "sum of" before "Net Losses", (ii) inserting "and Assumed Losses" after "Net Losses" and (iii) inserting the following at the end of the last sentence:

                  "; provided, however, that if the Net Loss Rate calculated with respect to any Distribution Date included an Assumed Loss, such Net Loss Rate shall be recalculated and the Assumed Loss included in such calculation shall be adjusted to equal zero, if subsequent to the Calculation Period relating to such Distribution Date and prior to the related Bankruptcy Receivable becoming a Liquidated Receivable the related Obligor cures any delinquency.

                  6. Appendix A to the Pooling Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

                  "Assumed Losses" means, with respect to any Calculation Period and any Bankruptcy Receivable, the product of (i) the unpaid principal balance of any Receivable that became a Bankruptcy Receivable during such Calculation Period and (ii) one minus a fraction the numerator of which is the aggregate Recoveries in respect of Financed Vehicles repossessed and liquidated during such Calculation Period and each of the three preceding Calculation Periods and the denominator of which is the aggregate unpaid principal balance of the related Receivables immediately prior to such liquidation.

                  7. The definition of "Net Losses" set forth in Appendix A to the Pooling Agreement is hereby amended to read as follows:

                  "Net Losses" means, with respect to any Calculation Period, the excess of (i) the unpaid principal balance of Receivables that became Liquidated Receivables during such Calculation Period, over (ii) the sum of (a) all Recoveries in respect of such Liquidated Receivables, (b) Recoveries received during such Calculation Period in respect of Liquidated Receivables that became Liquidated Receivables prior to such Calculation Period and (c) any Assumed Losses in respect of Receivables that became Liquidated Receivables during such Calculation Period to the extent such Assumed Losses were included in the calculation of the Net Loss Rate for a prior Calculation Period.

                  8. The definition of "Minimum Required Overcollateralization Level" is hereby amended to read as follows:

                  "Minimum Required Overcollateralization Level" means, with respect to any Interest Period, the greater of (a) the percentage

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         equivalent of a fraction the numerator of which is equal to the excess of (i) the product of (x) one-tenth (.1) and (y) the sum of (A) the Outstanding Principal Balance (as such term is defined in the Pooling and Servicing Agreement, dated as of October 1, 1995 (the "Pooling and Servicing Agreement"), among NAFCO, as transferor, National Auto, as master servicer, and Harris Trust and Savings Bank, as trustee, the "Outstanding Pool Balance") and (B) the Eligible Pool Balance, over
         (ii) the product of (x) eleven-one hundredths (.11) and (y) the Outstanding Pool Balance, and the denominator of which is equal to the Eligible Pool Balance, and (b) the product of (i) 2.5 and (ii) the Net Loss Rae for the Distribution Date on which such Interest Period commenced.

                  9. The definition of "Pooling Requirements" is hereby amended by deleting clause (iii) thereof in its entirety and renumbering clauses (iv) and (v) as clauses (iii) and (iv), respectively.

                  10. Paragraph (1) of Section 9.01 is hereby amended by deleting the comma immediately following "(iii)" and inserting in lieu thereof the work "and" and by deleting the phrase "and (v)".

                  11. By execution and delivery hereof, NAFCO hereby pledges, assigns, grants, transfers and conveys to the Trustee, for the benefit of the Certificateholders, a lien on and security interest in NAFCO's right to receive distributions in respect of the Transferor Interest (as defined in the Pooling and Servicing Agreement (the "Transferor Interest") made pursuant to Section 4.01(b)(xi) of the Pooling and Servicing Agreement in the amount of any deficiencies in the distributions made pursuant to paragraphs (i) through (ix), inclusive, of subsection 4.03(a) of the Pooling Agreement and paragraphs (i) through (iii), inclusive, of subsection 4.03(b) of the Pooling Agreement; provided, however, that such lien and security interest is limited to, and the Trustee may apply distributions in respect to the Transferor Interest to such deficiencies in an amount not to exceed, $400,000 in the aggregate. National Auto, as Administrator under the Pooling Agreement, will report to the Trustee on a monthly basis the amount of distributions in respect of the Transferor Interest applied pursuant to the preceding sentence. The amount and the balance of any such distributions in respect of the Transferor Interest remaining after application to such deficiencies shall be remitted in immediately available funds to or at the written direction of NAFCO within one Business Day of receipt by the Trustee.

                  12. NAFCO, as holder of 99% of the outstanding Class C Certificates, and FUNB, as holder of 100% of the outstanding Class B Certificates, hereby waive the conditions to effectiveness of this Consent and Amendment set forth in Section 13.01 of the Pooling Agreement, and each of NAFCO and FUNB hereby instruct the Trustee to execute and deliver this Agreement.

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                  13. National Auto, by its execution of this Agreement, hereby directs The Chase Manhattan Bank (USA), as Owner Trustee of the National Financial Auto Funding Trust, to execute and deliver this Agreement on behalf of NAFCO.

                  14. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Pooling Agreement.


         Agreed and Consented to by:

         NATIONAL FINANCIAL AUTO FUNDING TRUST


         By:   THE CHASE MANHATTAN BANK (USA)
                not in its individual capacity but solely as Owner Trustee of the National Financial Auto Funding Trust

         By:   _____________________________________
               Name:
               Title:


         Agreed and Consented to by:

         NATIONAL AUTO FINANCE COMPANY L.P.


         By:   NATIONAL AUTO FINANCE CORPORATION, as General Partner


         By:   _____________________________________
               Name:
               Title:

         Agreed and Consented to by:

         FIRST UNION NATIONAL BANK OF NORTH CAROLINA


         By:   _____________________________________
               Name:
               Title:


         Agreed and Consented to by:


         BANKERS TRUST COMPANY
         not in its individual capacity but solely as Trustee of National Financial Auto Receivables Master Trust


         By:   _____________________________________
               Name:
               Title: